Exhibit 10.26

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) is the type that the Company treats as private or confidential.

FIRST AMENDMENT TO

COLLABORATION, OPTION AND LICENSE AGREEMENT

This First Amendment (the “Amendment”) is entered into by and among Janssen Pharmaceuticals, Inc. (“Janssen”), MeiraGTx UK II Limited and MeiraGTx Holdings plc (MeiraGTx UK II Limited and MeiraGTx Holdings plc, individually or collectively “MeiraGTx”), effective as of the date of last signature below (the “First Amendment Effective Date”) and amends that certain Collaboration, Option and License Agreement by and among Janssen and MeiraGTx, executed as of January 30, 2019 and effective as of February 25, 2019 (the “Collaboration Agreement”).

WHEREAS, unless otherwise expressly provided for in this Amendment, all capitalized words or phrases or other defined terms used in this Amendment will have the same meaning ascribed to them in the Collaboration Agreement.

WHEREAS, except to the extent expressly amended by this Amendment, the Collaboration Agreement remains in full force and effect.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties, intending to be legally bound, hereby agree as follows:

1.	Amendment.

The table in Section 10.6(a)(i) (“10.6 Development Milestone Payments;” “(a) Clinical IRD Products;” “(i) RPGR Product”) shall be deleted and replaced in its entirety with the following table:

(i)	RPGR Product
Development Milestone Event	Development Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.

Remainder of Agreement. Except as expressly provided in this Amendment, the Collaboration Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Collaboration Agreement in any other instrument or document shall be deemed a reference to the Collaboration Agreement as amended hereby unless the context otherwise requires.

3.

Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective executors, administrators, legal representatives, heirs, successors and permitted assigns, and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective executors, administrators, legal representatives, heirs, successors and permitted assigns.

4.

Severability. In case any one or more of the provisions contained in this Amendment or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and other application thereof shall not in any way be affected or impaired thereby.

5.

Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same single instrument. Signature pages of this Amendment exchanged by facsimile or other electronic transmission will be deemed to be as effective as an original executed signature page.

6.

Governing Law. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the provisions of Section 18.2 of the Collaboration Agreement and shall apply as if expressly set out in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date of last signature below.

JANSSEN PHARMACEUTICALS, INC.		MEIRAGTX UK II LIMITED
By:	/s/ Sarah Brennan	By:	/s/ Rich Giroux
Name:	Sarah Brennan	Name:	Rich Giroux
Title:	VP, New Bus. Develop. and Alliance Mgmt.	Title:	CFO and COO
Date:	December 16, 2021	Date:	December 16, 2021

MEIRAGTX HOLDINGS PLC
By:	/s/ Rich Giroux
Name:	Rich Giroux
Title:	CFO and COO
Date:	December 16, 2021